Exhibit 99


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 of Sun Bancorp, Inc. (the "Company") as filed with the
Securities and Exchange Commission (the "Report"), we, Thomas A. Bracken, President and Chief Executive Officer, and Dan A. Chila, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/Thomas A. Bracken                             /s/Dan A. Chila
-------------------------------------            -------------------------------
Thomas A. Bracken                                Dan A. Chila
President and Chief Executive Officer            Executive Vice President
                                                 and Chief Financial Officer



March 26, 2003